POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 4, 2014 TO THE

SUMMARY PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Fundamental Pure Large Core Portfolio

Effective April 5, 2014, Joshua Betts no longer is a Portfolio Manager of the PowerShares Fundamental Pure Large Core Portfolio. Accordingly, on that date, all information and references related to him are hereby removed from the Summary Prospectus.

Please Retain This Supplement For Future Reference.

P-PXLC-SUMPRO-1 SUP-1 040414